SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 14, 2004

Community Trust Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Kentucky	61-0979818
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

346 North Mayo Trail
Pikeville, Kentucky	41501
(Address of principal executive offices)	(Zip code)

(606) 432-1414

(Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition--Issuance of Press Release on Fourth Quarter and Year-To-Date 2003 Earnings provided under Items 9 and 12 of Form 8-K

Community Trust Bancorp, Inc. announces fourth quarter and year-to-date 2003 earnings in press release dated January 14, 2004.

See Exhibit 1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

By:

Date:	January 14, 2004	/s/ Jean R. Hale
Jean R. Hale
Vice Chairman, President and Chief Executive Officer